Income Taxes	12 Months Ended
Dec. 31, 2012
Income Taxes [Abstract]
Income tax disclosure [Text Block]

18.       Income Taxes

The significant components of the provision for income taxes are as follows:

	Successor			Predecessor
	Year Ended		May 1 through	January 1 through
	December 31,		December 31	April 30,
Millions of dollars	2012	2011	2010	2010
Current:
U.S. federal	$464	$419	$32	$11
Non-U.S.	78	161	106	(16)
State	70	27	12	11
Total current	612	607	150	6

Deferred:
U.S. federal	607	394	228	(1,386)
Non-U.S.	73	60	(198)	106
State	35	(2)	(10)	(41)
Total deferred	715	452	20	(1,321)

Provision for income taxes before tax effects
of other comprehensive income	1,327	1,059	170	(1,315)

Tax effects of elements of other
comprehensive income:
Pension and postretirement liabilities	(38)	(128)	(30)	3
Financial derivatives	- -	- -	- -	51
Foreign currency translation	(1)	1	4	(9)
Total income tax expense in
comprehensive income	$1,288	$932	$144	$(1,270)

LyondellBasell N.V. is incorporated and is resident in The Netherlands. However, since the proportion of U.S. revenues, assets, operating income and associated tax provisions is significantly greater than any other single taxing jurisdiction within the worldwide group, the reconciliation of the differences between the provision for income taxes and the statutory rate is presented on the basis of the U.S. statutory federal income tax rate of 35% as opposed to the Dutch statutory rate of 25% to provide a more meaningful insight into those differences. Our effective tax rate for the year ended December 31, 2012 is 31.7%. This summary is shown below:

	Successor			Predecessor
	Year Ended		May 1 through	January 1 through
	December 31,		December 31,	April 30,
Millions of dollars	2012	2011	2010	2010
Income (loss) before income taxes:
U.S.	$3,313	$2,388	$1,141	$8,490
Non-U.S.	872	1,143	590	(1,543)
Total	$4,185	$3,531	$1,731	$6,947

Income tax at U.S. statutory rate	$1,465	$1,236	$606	$2,431
Increase (reduction) resulting from:
Discharge of debt and other reorganization
related items	- -	- -	(221)	(4,355)
Non-U.S. income taxed at lower statutory
rates	(53)	(44)	(14)	(3)
State income taxes, net of federal benefit	67	27	36	(63)
Changes in valuation allowances	(72)	(84)	(266)	262
Non-taxable (income) and non-deductible
expenses	(50)	(73)	(102)	- -
Notional royalties	(30)	(32)	(12)	(11)
Other income taxes, net of federal benefit	10	14	33	30
Uncertain tax positions	21	(11)	13	402
Warrants & stock compensation	4	13	24	5
Transfer of subsidiary	- -	- -	88	- -
U.S. manufacturing deduction	(42)	(30)	- -	- -
Foreign currency gains and losses	41	11	- -	- -
Other, net	(34)	32	(15)	(13)
Income tax provision (benefit)	$1,327	$1,059	$170	$(1,315)

Under the Plan of Reorganization, a substantial portion of the Company's pre-petition debt securities, revolving credit facility and other obligations was extinguished. Absent an exception, a debtor recognizes cancellation of indebtedness income (“CODI”) upon discharge of its outstanding indebtedness for an amount of consideration that is less than its adjusted issue price. The Internal Revenue Code of 1986, as amended (“IRC”), provides that a debtor in a bankruptcy case may exclude CODI from taxable income but must reduce certain of its tax attributes by the amount of any CODI realized as a result of the consummation of a plan of reorganization. The amount of CODI realized by a taxpayer is the adjusted issue price of any indebtedness discharged less the sum of (i) the amount of cash paid, (ii) the issue price of any new indebtedness issued and (iii) the fair market value of any other consideration, including equity, issued. As a result of the market value of equity upon emergence from chapter 11 bankruptcy proceedings, the estimated amount of U.S. CODI exceeded the estimated amount of the Company's U.S. tax attributes by approximately $9,483 million. The actual reduction in tax attributes occurred on the first day of the tax year subsequent to the date of emergence, or January 1, 2011.

As a result of attribute reduction, we did not retain any U.S. net operating loss carryforwards, alternative minimum tax credits or capital loss carryforwards. In addition, approximately $938 million of our tax bases in depreciable assets in the U.S. was eliminated. Accordingly, the liability for U.S. income taxes in 2011, 2012 and future periods reflects these adjustments and the U.S. cash tax liabilities for 2011, 2012 and the estimate for subsequent years is significantly higher than in 2010.

We recorded our adjusted taxes in fresh-start accounting without adjustment for estimated changes of tax attributes that occurred from May 1, 2010 to January 1, 2011, the date of actual reduction of tax attributes. Any adjustment to our tax attributes as a result of events or transactions that occurred during the period from May 1, 2010 to December 31, 2010 was reflected in the earnings of the Successor Company for the period ended December 31, 2010.

The deferred tax effects of tax losses carried forward and the tax effects of temporary differences between the tax basis of assets and liabilities and their reported amounts in the consolidated financial statements, reduced by a valuation allowance where appropriate, are presented below:

	December 31	December 31,
Millions of dollars	2012	2011
Deferred tax liabilities:
Accelerated tax depreciation	$1,277	$1,299
Investment in joint venture partnerships	158	161
Other intangible assets	387	406
Inventory	632	627
Total deferred tax liabilities	2,454	2,493

Deferred tax assets:
Net operating loss carryforwards	554	609
Employee benefit plans	548	481
Deferred interest carryforwards	- -	619
State and foreign income taxes, net of federal tax benefit	12	5
Environmental reserves	37	35
Other	72	136
Total deferred tax assets	1,223	1,885
Deferred tax asset valuation allowances	(551)	(570)
Net deferred tax assets	672	1,315
Net deferred tax liabilities	$1,782	$1,178

Balance sheet classifications:
Deferred tax assets - current	$46	$29
Deferred tax assets - long-term	44	20
Deferred tax liability - current	558	310
Deferred tax liability - long-term	1,314	917
Net deferred tax liabilities	$1,782	$1,178

The application of fresh-start accounting on May 1, 2010 resulted in the re-measurement of deferred income tax liabilities associated with the revaluation of the Company's assets and liabilities pursuant to ASC 852. As a result, deferred income taxes were recorded at amounts determined in accordance with ASC 740 of $857 million as of December 31, 2010. Further, we recorded valuation allowances against certain of our deferred tax assets resulting from this re-measurement.

At December 31, 2012 and 2011, we had total tax losses carried forward in the amount of $1,787 million and $2,120, million, respectively, for which a deferred tax asset was recognized at December 31, 2012 and 2011 of $554 million and $609 million, respectively.

The expiration of the tax losses carried forward and the related deferred tax asset, before valuation allowance, as of December 31, 2012 was as follows:

		Deferred Tax on
	Net Operating Loss	Net Operating Loss
Millions of dollars	Carry Forwards	Carry Forwards
2013	$1	$ - -
2014	14	4
2015	116	38
2016	4	1
2017	17	3
Thereafter	447	119
Indefinite	1,188	389
	$1,787	$554

Valuation allowances are provided against certain net deferred tax assets for tax losses carried forward in Canada, France, Japan, Spain, Thailand, Mexico, the United Kingdom and the United States.

In assessing the recoverability of the deferred tax assets, we consider whether it is more likely than not that the deferred tax assets will be realized. The ultimate realization of the deferred tax assets is dependent upon the scheduled reversal of deferred tax liabilities, projected future taxable income and tax planning strategies. In order to fully realize the deferred tax assets related to the net operating losses, we will need to generate sufficient future taxable income in the countries where these net operating losses exist during the periods in which the net operating losses can be utilized. Based upon projections of future taxable income over the periods in which the net operating losses can be utilized and/or the temporary differences can be reversed, management believes it is more likely than not that the deferred tax assets in excess of the valuation allowance of $551 million at December 31, 2012 will be realized.

At the end of 2012, the balance of cumulative valuation allowances was $551 million. The decrease in 2012 relates primarily to the utilization of tax attributes in our French operations for which a valuation allowance continues to be provided. The change in the current year valuation allowance was impacted by restructuring which did not impact income tax expense. The increase in 2011 relates exclusively to an additional $11 million of valuation allowance during the year related primarily to our non-U.S. operations. During the Predecessor period, the Company recorded a valuation allowance of $262 million against deferred tax assets, primarily related to our French operations and various deferred tax assets resulting from the implementation of fresh-start accounting. In the 2010 Successor period, we reversed valuation allowances attributable to our Dutch net operating loss carryforwards as improved business results combined with a restructuring of debt caused us to conclude that it is now more likely than not that the deferred tax assets will be realized. We also reversed valuation allowances during the 2010 Successor period related to a portion of our French deferred tax assets due to a restructuring of our French operations. These reversals resulted in a net decrease in income tax expense of $266 million in the Successor period. There were also changes in the valuation allowances for 2012, 2011 and 2010 related to translation adjustments.

In most cases, including earnings generated by U.S. subsidiaries, deferred taxes have not been provided for possible future distributions of earnings of subsidiaries as such dividends are not expected to be subject to further taxation upon their distribution. Deferred taxes on the unremitted earnings of certain equity joint ventures of $40 million and $45 million at December 31, 2012 and 2011, respectively, have been provided to the extent that such earnings are subject to taxation on their future remittance.

Tax benefits totaling $548 million and $483 million relating to uncertain tax positions were unrecognized as of December 31, 2012 and 2011, respectively. The following table presents a reconciliation of the beginning and ending amounts of unrecognized tax benefits:

	Successor			Predecessor
	For the Year Ended		May 1 through	January 1 through
	December 31,		December 31,	April 30,
Millions of dollars	2012	2011	2010	2010
Balance, beginning of period	$483	$441	$451	$68
Additions for tax positions of current year	15	54	1	373
Additions for tax positions of prior years	50	7	16	41
Reductions for tax positions of prior years	- -	(19)	(4)	(11)
Cash settlements	- -	- -	(23)	- -
Effects of currency exchange rates	- -	- -	- -	(3)
Discharge upon emergence from bankruptcy	- -	- -	- -	(17)
Balance, end of period	$548	$483	$441	$451

The majority of the 2012, 2011 and 2010 balances, if recognized, will affect the effective tax rate. We operate in multiple jurisdictions throughout the world, and our tax returns are periodically audited or subject to review by both domestic and foreign tax authorities. We are no longer subject to any significant income tax examinations by tax authorities for the years prior to 2006 in The Netherlands and Italy, prior to 2007 in Germany, prior to 2008 in France and prior to 2009 in the U.S., our principal tax jurisdictions. Further, as a result of the uncertainties in the application of complex tax principles related to the Company's reorganization, the Company did not recognize tax benefits of $360 million in the Predecessor period ended April 30, 2010. We do not expect any significant changes in the amounts of unrecognized tax benefits during the next 12 months.

We recognize interest expense and penalties related to uncertain income tax positions as a component of interest expense and penalties in the income statement. We have accrued and recognized $4 million for the payment of interest and penalties as of December 31, 2012. We accrued and recognized less than $1 million for the payment of interest and penalties for the year ended December 31, 2011 and for the Predecessor and Successor periods of 2010.